UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 9, 2013

Canterbury Park Holding Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31569	41-1775532
(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Canterbury Road, Shakopee, MN	55379
(Address Of Principal Executive Offices)	(Zip Code)

(952)-445-7223

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2013 the Company announced it hired Eric Halstrom to become the Company’s Vice President of Racing Operations. In this position, he will be responsible for overseeing Pari-Mutuel Operations, Racing Operations and other related departments. The appointment of Mr. Halstrom (age 44) as Vice President of Racing Operations will be effective on October 15 when he begins his employment with the Company.

Further information regarding Mr. Halstrom’s rejoining the Company is provided in the press release supplied as Exhibit 99.1 to this Form 8-K Report.

Item 9.01      Financial Statement and Exhibits.

Exhibit 99.1      Canterbury Park Holding Corporation Press Release dated September 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

By:	/s/ Randall D. Sampson
President and Chief Executive Officer

Date:  September 12, 2013